EXHIBIT 10.5

                     LEASE DATED NOVEMBER 21, 2002, BETWEEN
                        THE BANK AND MARLBORO PLAZA, INC.

     THIS LEASE ("Lease"), made effective the 21 day of November, 2002, by and between MARLBORO PLAZA, INC. ("Landlord"); an EASTON BANK AND TRUST COMPANY ("Tenant").

     WHEREAS, Landlord is the owner of certain property known as Building #1, Lot 5, Marlboro Plaza located on Marlboro Road in Easton, Maryland (the "Building") and a parking lot with ingress and egress thereto, and other related improvements, as more particularly described in Exhibit "A" attached hereto (the "Property"); and

     WHEREAS, Tenant desires to lease approximately one thousand four hundred (1,400) square feet in the Building and Landlord is willing to lease to Tenant such space on the terms and conditions set forth herein.

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the performance of the covenants and agreements hereinafter set forth, Landlord and Tenant hereby agree as follows:

1.   PREMISES
     --------

     Landlord shall lease to Tenant, and Tenant shall accept from Landlord, certain space containing approximately one thousand four hundred (1,400) square feet in the Building, as more particularly shown and outlined in red on the plans of the Building attached hereto as Exhibit "B", which space shall be improved by Landlord in accordance with the specifications set forth on Exhibit "C" attached hereto (the "Improvements"), together with all the rights, easements, ways, waters, utilities, privileges and appurtenances, of whatever kind and nature, appertaining thereto ("Leased Premises"). The Improvements are to be completed by February 1, 2003 (the "Projected Completion Date").

2.   TERM
     ----

     2.1. The initial term ("Initial Term") of this Lease shall be for a period of five (5) years which shall commence on the Projected Completion Date and terminate on the date which is five (5) years after the date of commencement of the Initial Term, unless Landlord's completion of the Improvements in accordance with Exhibit C is delayed by the occurrence of any act or event which is beyond the control of Landlord, in which case the commencement date for the Initial Term shall be determined in accordance with the terms of Paragraph 2.2 below.

     2.2. If the Leased Premises are not ready for occupancy by the Projected Completion Date of the Initial Term, then the term of this Lease shall commence on the first to occur of the following events:

          (a)     The  date  that  Tenant  occupies  the  Leased  Premises;  or

          (b) Fifteen days after the date on which (i) Landlord shall have notified Tenant in writing that Landlord's work has been completed save for minor punch list items which do not interfere with Tenant's use of the Leased Premises; and (ii) Landlord has substantially completed the Improvements specified in Exhibit "C" to be provided by Landlord to the Leased Premises except for minor punch list items which do not interfere with Tenant's use of the Leased Premises. Provided, however, that if Landlord has failed to substantially complete the Improvements by February 1, 2003, except for minor punch list items, Tenant, as its sole remedy, may elect to cancel this Lease by giving Landlord written notice of such election to cancel by March 15, 2003.

     2.3. The term "lease year" as used in this Lease shall mean a period of twelve (12) full consecutive calendar months. The first lease year shall begin on the date of commencement of the term hereof if that date is the first day of a calendar month; if not, then the first lease year shall commence on the first day of the calendar month next following the date of commencement of the term hereof. Each succeeding lease year shall commence upon the anniversary date of the first lease year.

     2.4. Landlord agrees that if Tenant is not in default in the performance of any of the covenants, conditions and agreements of this Lease, Tenant shall have, and is hereby granted, an option to renew the term of this Lease for an additional period of five (5) years ("Renewal Term").

          (a) The Renewal Term shall be on the same terms, covenants, conditions, provisions and agreements as set forth herein for the Initial Term and shall commence immediately on the expiration of the Initial Term; provided, however, that during the Renewal Term, Tenant shall pay base rent to Landlord in the amount set forth in Paragraph 3.2.

          (b) Tenant shall exercise its option to renew this Lease by giving written notice to Landlord of such election at least ninety (90) days prior to the expiration of the Initial Term.

3.   RENT
     ----

     3.1. During each lease year of the Initial Term, Tenant covenants and agrees to pay Landlord for the use of the Leased Premises the following:

     Lease Year  Annual Base Rent   Monthly Installment
     ----------  -----------------  -------------------

     First       $       21,600.00  $          1,800.00
     Second      $       21,600.00  $          1,800.00
     Third       $       22,896.00  $          1,908.00
     Fourth      $       22,896.00  $          1,908.00
     Fifth       $       22,896.00  $          1,908.00

     During  the  Renewal  Term,  if  any,  Tenant  covenants  and agrees to pay
Landlord  for  the  use  of  the  Leased  Premises  the  following:

     Increased annually by the CPI Rate.

     Base CPI 2/03.


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
     The annual base rent shall be paid in equal monthly installments, in advance on the first day of each calendar month. If the term shall commence on a day other than the first day of a calendar month, then the base rent payable in advance for such fraction of a month until the beginning of the first lease year shall be the monthly base rent prorated on a daily basis.

     3.3. In addition to annual base rent, Tenant covenants to pay Landlord as additional rent Landlord's cost of the Improvement plus fifteen percent (15%), which amount shall be amortized over the Initial Term of five years with interest at Landlord's cost of borrowing the funds for such Improvements (the "Improvement Costs"). Tenant shall pay Landlord the Improvement Costs in sixty
(60) equal monthly installments on the first day of each calendar month of the Initial Term. Based on a 10 year Amortization.

     3.3. Tenant covenants to pay, without demand, abatement, deduction or setoff, the annual base and additional rent provided for herein, and, in the event of any nonpayment thereof, Landlord shall have all the rights and remedies provided for herein or by law.

4.   INTENTIONALLY DELETED.
     ---------------------

5.   USE OF LEASED PREMISES BY TENANT
     --------------------------------

     5.1. The Leased Premises shall be used and occupied by Tenant solely for use as an office, unless otherwise expressly agreed to by Landlord in writing.

     5.2. Tenant, shall at all times use the Leased Premises in a safe, careful, proper and prudent manner and shall, at its expense, comply with all Federal, State and local laws, ordinances, orders, rules, regulations, all agreements and covenants of public record pertaining to the Property, the Building or the Leased Premises now or hereafter in force and all recommendations of the Fire Underwriters Rating Bureau, with respect to the use or occupancy of the Leased Premises.

     5.3. Tenant shall not permit any use to be made of the Leased Premises that shall increase. the then existing rates of fire and liability insurance upon the Building or that shall prevent Landlord from obtaining liability and "All Risk" insurance for the Property and the Building. Tenant shall, at its sole cost, comply with all reasonable requirements pertaining to use of the Leased Premises which are required by the "All Risk" insurance carrier and the liability carrier of Landlord. If by reason of failure of Tenant to comply with this Paragraph any rates of the above-mentioned insurance coverages applicable to the Building shall at any time be higher than they otherwise would be, then Tenant shall pay to Landlord on demand as additional rent the amount by which the insurance premiums have been increased by such failure on the part of Tenant.

     5.4. Tenant, at its expense, shall obtain all licenses and permits which may be required to use and occupy the Leased Premises for the purposes hereinabove provided.

     5.5. Tenant shall not commit or permit any nuisance in the use of the Leased Premises, nor shall Tenant disturb the peaceful and quiet enjoyment of any other tenant in the Building.


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
     5.6. The Rules and Regulations appended to this Lease are hereby made a part of this Lease and Tenant's failure to keep and observe said Rules and Regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to add to, amend or supplement said Rules and Regulations.

6.   COMMON  AREAS  AND  FACILITIES
     ------------------------------

     6.1. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Improvements, including pedestrian sidewalks and ramps, landscaped areas, common hallways, electrical, lighting, ventilating, heating, plumbing and air conditioning systems and equipment, and other areas and improvements provided by Landlord for the general use or benefit in common of tenants, their officers, agents, employees and customers (collectively the "Common Areas and Facilities"), shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Paragraph. Landlord will operate and maintain the Common Areas and Facilities in such manner as Landlord, in its sole discretion, shall determine from time to time.

     6.2 All Common Areas and Facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license; and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction, so long as any such diminution of the Common Areas and Facilities does not substantially impair Tenant's use and enjoyment of the Leased Premises.

7.   UTILITIES
     ---------

     Tenant shall bear, pay and discharge the cost for all utility, water and sewer services rendered or furnished to the Leased Premises including, without limitation, heat, ventilating, air conditioning, water (whether by meter or sub-meter), gas, electricity, telephone and trash removal, together with all taxes, levies or other charges on such services.

8.   SIGNS,  ETC.
     ------------

     Tenant, at Tenant's cost and expense, shall place a sign which shall be lighted from the interior of such sign in the space provided for it along the top, front of the Leased Premises. The design, color and construction of the sign and its placement shall be subject to Landlord's approval. Tenant shall not place or permit to be placed any other signs, lights, awnings or poles in or about the Leased Premises without the prior written approval of Landlord and, Tenant agrees to maintain all such signs, lights, awnings and poles in good condition, order and repair and to remove the same prior to the termination of this Lease. Landlord reserves the right to remove said signs, lights, awnings and poles whenever the same shall constitute a safety hazard or a potential harm to the Leased Premises.


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
9.   TRADE  FIXTURES  AND  EQUIPMENT
     -------------------------------

     Any trade fixtures and equipment installed by Tenant shall be of good quality and maintained by it in good condition, order and repair. Such trade fixtures and equipment shall be removable by Tenant provided there is no default under the terms of this Lease, such trade fixtures and equipment can be removed without substantial damage to the Leased Premises and that Tenant repairs at its own cost all damage caused by the removal. Removal must be prior to the termination of this Lease and Tenant agrees to restore the Leased Premises to its condition at the commencement of this Lease. All trade fixtures and equipment on the Leased Premises shall be subject to Landlord's lien for rent and other charges.

10.  ALTERATIONS,  REPLACEMENTS  AND  IMPROVEMENTS
     ---------------------------------------------

     10.1. Tenant shall not make any exterior alterations, replacements or improvements to the Leased Premises. Tenant shall not, without the prior written approval of Landlord, install or permit to be installed any fixture or improvement or make any interior alterations, replacements or improvements upon the Leased Premises. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought and, when approval is granted, shall cause all work to be done according to said plans and specifications and in compliance with all codes, ordinances, rules and regulations of any authority (including the Board of Fire Underwriters). All such work shall be done in a good and workmanlike manner and shall not impair the structural stability of the Leased Premises. The cost of such approved work or of repair of any damage resulting from any such approved work shall be borne by Tenant.

     10.2. Any such interior alterations, replacements and improvements shall become the property of Landlord as soon as they are affixed to the Leased Premises and all right, title and interest therein of Tenant shall immediately cease, unless otherwise agreed to in writing by Landlord. Landlord shall have the sole right to collect any insurance for damage of any kind to any of the alterations, replacements and improvements placed upon the Leased Premises by Tenant.

     10.3 Landlord shall have the right to require that all or any part of such alterations, replacements and improvements shall be removed by Tenant prior to the termination of this Lease, in which event such removal shall be done at Tenant's expense, and Tenant shall, at its expense, repair any damage to the Leased Premises caused by such removal.

     10.4. Tenant shall promptly pay all contractors and materialmen working on the Leased Premises with respect to any alterations, replacements and improvements.

11.  MAINTENANCE OF LEASED PREMISES
     ------------------------------

     11.1. Prior to occupying the Leased Premises, Tenant shall have inspected the Leased Premises and the improvements and equipment located thereon, and by occupying the Leased Premises shall agree that the Leased


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
Premises, the improvements and equipment are acceptable to Tenant in their then present condition. Further, Tenant shall accept the Leased Premises "as is" and agrees that Landlord does not have any obligation whatsoever to make any improvements, repairs, replacements, alterations, additions or betterments to the Leased Premises. During the Initial Term and any Renewal Term, Tenant shall be responsible for procuring, at Tenant's expense, a Collier's service/maintenance contract for the heating, ventilating and air conditioning systems for the Leased Premises. Tenant shall be responsible for all repairs to such systems up to Six Hundred Dollars ($600.00) per lease year; any costs in excess of Six Hundred Dollars ($600.00) per lease year shall be the Landlord's responsibility.

     11.2. Tenant shall maintain the Leased Premises in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests, and will not permit undue accumulations of garbage, trash, rubbish and other refuse.

     11.3. Tenant shall upon the termination of this Lease surrender the Leased Premises to Landlord in the same order and condition as received at the commencement of this Lease, reasonable wear and tear and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises to Landlord.

12.  LIENS OR ENCUMBRANCES
     ---------------------

     Tenant shall not permit the Leased Premises or any fixtures or improvements thereon to become subject to any lien, charge or encumbrance whatsoever, and shall indemnify Landlord against all such liens, charges and encumbrances. Should any lien or encumbrance be placed against the Leased Premises or any fixtures or improvements thereon, Tenant shall notify Landlord of such and promptly discharge the same.

13.  CONTENTS/PERSONAL  PROPERTY  INSURANCE
     --------------------------------------

     Tenant shall carry insurance on all of its contents and personal property located on the Leased Premises. Tenant covenants and agrees that said insurance shall include protection against all the hazards covered by the broad Fire and Extended coverage form of insurance policy for said property and shall be in amounts which, in the event of damage or destruction, will yield funds adequate to fully compensate Tenant for its loss. Tenant shall cause such insurance policy or policies to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered thereunder.


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
14.  INDEMNITY
     ---------

     Tenant shall indemnify and save harmless Landlord against and from any and all losses, costs, damages or expenses arising out of any accidents or other occurrence, causing injury to any person or property whomsoever or whatsoever, and due directly or indirectly to Tenant's use or occupancy of the Leased Premises, or any part thereof.

15.  NON-LIABILITY  OF  LANDLORD
     ---------------------------

     15.1. Landlord shall not be liable for any personal injury to Tenant or its officers, agents and employees, or to any occupant, invitee, licensee or user of any part of the Leased Premises.

     15.2. All property on the Leased Premises shall be and remain at Tenant's sole risk and Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable to Tenant for and Tenant shall hold Landlord harmless from and indemnify Landlord against any claims arising from damage to any property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, flood, air pollution, rain, snow or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street, sub-surface or from any other place or by dampness or by any other cause of whatsoever nature.

16.  CASUALTY
     --------

     If any or all of the Leased Premises is damaged or destroyed, then Landlord shall have the option to either terminate this Lease or to make such repairs and improvements as shall be necessary to restore the Leased Premises so as to permit Tenant to carry on its business to substantially the same extent and with substantially the same efficiency as before the occurrence of the damage. Such option shall be exercised by Landlord's written notice to Tenant within ten (10) days after the date on which the damage occurred. If the election is:

          (i) To restore the Leased Premises, such restoration shall be completed by Landlord, at its expense, as promptly as reasonably possible (due allowance being made for the time taken for the settlement of insurance claims), and during the restoration period Tenant's liability for rent shall be reduced by a percentage equal to the area of the building portion of the Leased Premises rendered unsuitable for the normal operation of Tenant's business.

          (ii) To terminate this Lease, the rent and other sums payable hereunder shall be prorated and adjusted between Landlord and Tenant on a per diem basis to the date of the occurrence of the damage and, upon receipt of payment by the party due to be paid under such adjustment, this Lease shall terminate with no further obligations, rights or duties surviving between the parties hereto except as otherwise specifically provided for herein.


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
17.  CONDEMNATION
     ------------

     17.1. If any or all of the Leased Premises is taken by eminent domain, condemnation or public authority ("Condemnation"), then Landlord shall have the option to either terminate this Lease or to make such repairs, restoration and improvements as shall be necessary to make the remainder of the Leased Premises adequate to permit Tenant to carry on its business to substantially the same extent and with substantially the same efficiency as before the Condemnation. Such option shall be exercised by Landlord's written notice to Tenant within ten
(10) days after the date on which Tenant is required to yield possession of that portion of the Leased Premises taken by the Condemnation or the title thereto vests in the condemning authority, whichever event shall first occur. If the election is:

          (a) To restore the Leased Premises, such restoration shall be completed by Landlord, at its expense, as promptly as reasonably possible (due allowance being made for the time taken for the payment of the condemnation award), and during the restoration period and for the balance of the term of this Lease Tenant's liability for rent shall be reduced by a percentage equal to the area of the Leased Premises rendered unsuitable for the normal operation of Tenant's business.

          (b) To terminate this Lease, the rent and other sums payable hereunder shall be prorated and adjusted between Landlord and Tenant on a per diem basis to the date Tenant is required to yield possession of the Leased Premises or the title to the Leased Premises vests in the condemning authority, whichever event shall first occur, and, upon receipt of payment by the party due to be paid under such adjustment, this Lease shall be null and void with no further obligations, rights or duties surviving between the parties hereto except as otherwise specifically provided for herein.

     17.2. In the event of a Condemnation or taking as aforesaid, whether whole or partial, Tenant shall not be entitled to any part of the award paid for such Condemnation, except as hereafter provided, and Landlord shall be entitled to receive the full amount of such award, Tenant hereby expressly waiving any right or claim to any part thereof. Although all damages in the event of any Condemnation shall belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the Condemnation and for or on account of any leasehold improvements installed by Tenant, at its expense, on the Leased Premises or any cost or loss which Tenant might incur in removing and relocating Tenant's merchandise, furniture, fixtures and equipment.

18.  RIGHT  TO  PERFORM
     ------------------

     If Tenant shall at any time fail to pay any amount or perform any of its covenants and agreements in accordance with the provisions of this Lease, Landlord may cure such default on behalf of Tenant, in which event Tenant shall reimburse Landlord all sums paid to effect such cure, together with interest thereon at per annum rate equal to the prime rate of interest reported by the


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
Wall Street Journal on the first day of each month, during which any sums are owing by Tenant pursuant to this Paragraph 18, plus two percent (2%) until paid. In order to collect such reimbursement Landlord shall have all the rights and remedies available under this Lease or by law in the case of nonpayment of rent. Landlord shall have no liability to Tenant from any loss or damages resulting from Landlord's action hereunder.

19.  ACCESS  TO  LEASED  PREMISES
     ----------------------------

     Landlord reserves the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same and to remedy defaults by Tenant in the maintenance of the Leased Premises. The exercise by Landlord of any rights under this Paragraph shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises.

20.  ASSIGNMENT  AND  SUBLETTING
     ---------------------------

     Tenant shall not assign this Lease in whole or in part, nor sublet all or any part of the Leased Premises, nor permit others to use the Leased Premises without the prior written consent of Landlord. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting without consent shall apply to any assignment or subletting by operation of law. If this Lease is assigned, or if the Leased Premises or any part thereof is sublet or occupied by anyone other than Tenant, Landlord may collect rent and other sums payable hereunder by Tenant from the assignee, subtenant or occupant and apply the net amount collected to the rent and other sums payable hereunder herein reserved, provided, however, no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease unless released in writing by Landlord. Landlord will not unreasonably withhold approval of sublease.

21.  SUBORDINATION OF LEASE
     ----------------------

     Tenant agrees that this Lease is, and shall be, subject and subordinate to the lien of any bona fide mortgages or deeds of trust that may now or at any time hereafter be placed against the Leased Premises. Tenant agrees, at any time hereafter, on demand, to execute any instruments, releases or other documents that may be required by Landlord for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage or deed of trust, whether original or substituted, provided the terms of such mortgages, deeds of trust, instruments, releases or other documents do not modify the terms of this Lease.

22.  TENANT ESTOPPEL CERTIFICATE
     ---------------------------

     At anytime, upon the written request of Landlord or any Mortgagee, Tenant, within twenty (20) days of the date of such written request, agrees to execute and deliver to Landlord and/or such Mortgagee, without charge and in a form satisfactory to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the Term of this Lease; (c) certifying that Tenant is in occupancy of the Leased Premises and that the Lease is in full force and effect and has not been modified, assigned, subleased, supplemented, or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses, set-offs, recoupments, and/or counterclaims against the enforcement of this Lease by Landlord, or stating the defaults, defenses, set-offs, recoupments, and/or counterclaims, claimed by Tenant; (f) reciting the amount of advance Rent, if any, paid by Tenant and the date to which such Rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and (h) containing any other information which Landlord or the Mortgagee shall require.

     The failure of Tenant to execute, acknowledge, and deliver to Landlord and/or any Mortgagee a statement in accordance with the provisions of this Paragraph within the period set forth herein shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Property or the Leased Premises, that this Lease has not been assigned, amended, changed, or modified, is in full force and effect, and that the Rent has been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement. Such failure shall also constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses, set-offs, recoupments, or counterclaims against the enforcement of this Lease by Landlord which may exist prior to the date of the written request.

23.  DELETED.

24.  TENANT'S DEFAULT
     ----------------

     24.1. The following shall be deemed a default by Tenant under the terms of this Lease (each of which shall be referred to individually as an "Event of Default" and collectively as "Events of Default").

          (a) Failure by Tenant to pay the base rent and additional rent within five (5) days of when due.

          (b)  -  (g)  Deleted

          (h) The abandonment of the Leased Premises by Tenant or permitting this Lease to be taken under a writ of execution.

          (i) Failure by Tenant to perform any other term, covenant, agreement or condition of this Lease on the part of Tenant to be performed for a period of ten (10) days after written notice thereof by Landlord to Tenant.

     24.2. Upon the occurrence of an Event of Default, Tenant shall forfeit its security deposit, if any, and Landlord shall, at its election, have the immediate right of re-entry to the Leased Premises and may remove all persons and property from the Leased Premises using such force as may be necessary, all without service of notice or resort to legal process and without being guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Any property removed from the Leased Premises and stored in a public warehouse or elsewhere shall be at the cost of and for the account of Tenant. Landlord acknowledges this Lease is subject to all FDIC and Federal Reserve Regulations in effect at time of default.

     24.3. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent and upon such terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such reletting all rents received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent and other sums due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting including brokerage fees and attorney's fees and costs of such alterations and repairs deemed by Landlord to be necessary for reletting; third, to the payment of rent and other sums due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If the monthly rents to be received from such reletting are less than the monthly rents to be paid by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and payable at the time of the reletting, with Tenant paying the difference between any amounts due and payable under this Lease for the balance of the term hereof, including this Paragraph 24.3, and the amount of total rent which will be received during the balance of the term of this Lease from the subletting. No such re-entry or taking of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any breach and, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises and attorney's fees, all of which amounts shall be immediately due and payable by Tenant to Landlord. Within one (l) month after the date originally fixed herein for the expiration of the term of this Lease, Landlord shall give a written statement to Tenant showing all sums received by Landlord by way of damages, claims and rents from Tenant and from others to whom the Leased Premises may have been relet, and all expenses incurred by Landlord with respect to securing said damages, claims, rents and reletting. In the event that Tenant has paid a greater sum of money than is due as determined by the terms of this Lease, then in such event Landlord will promptly refund to Tenant any such excess.

     24.4. In the event that suit shall be brought for recovery of possession of the Leased Premises, for the recovery of rent of any other amount due under the provisions of this Lease or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including attorney's fees, as additional rent.

     24.5. Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises and/or any claim of injury or damage. In the event Landlord commences proceedings for non-payment of rent, Tenant will not interpose any counterclaim of whatsoever nature or description in any such proceeding except as such may be required by law to be interposed or forever lost. This shall not, however, be construed in any way as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed for any cause or the event of Landlord's obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease or otherwise.

     24.6. It is agreed that, for the purpose of any suit brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on said Lease as successive periodic sums shall mature under this Lease, and it is further agreed that failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action for the recovery of said sum or sums so omitted, and Tenant agrees that it will not in any suit or suits brought on this Lease for a matured sum for which judgment has not previously been received, plead, rely on or urge as a bar to said suit or suits, the defense of res adjudicata, former recovery, extinguishment, merger, election of remedies or other similar defenses.

     24.7. Tenant agrees that all property on the Leased Premises, and for thirty (30) days after removal, shall be liable to distress for rent and Tenant waives the benefit of all laws exempting Tenant's property from levy and sale either on distress for said rent, or under execution of a judgment obtained in a suit therefor.

25.  REMEDIES  CUMULATIVE
     --------------------

     No mention in this Lease of any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may be otherwise entitled either at law or in equity.

26.  WAIVER
     ------

     The failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of this Lease or the waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver or relinquishment of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any previous breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, whether or not Landlord had knowledge of such previous breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless Landlord waives the same in writing.

27.  LATE CHARGE
     -----------

     If Tenant shall fail to pay within five (5) days of when due the rent or any other sum required by the terms of this Lease to be paid by Tenant, then, upon the happening of any such event, Tenant agrees to pay to Landlord a late charge of ten percent (10%) per annum of the amount past due, accounting from the date that the payment was due until it is paid, which late charge shall be paid by Tenant to Landlord upon receipt of a bill for same.

28.  TERMINATION OF LEASE
     --------------------

     28.1. This Lease and the tenancy hereby created shall cease and terminate at the end of the Initial Term, or the Renewal Term if this Lease is renewed as provided in Paragraph 2.4, whichever shall occur first, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to remove and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Leased Premises from a tenant holding over to the same extent as if statutory notice were given. For the period of six (6) months prior to the expiration of the Initial Term, or the Renewal Term if this Lease is renewed as provided in Paragraph 2.4, Landlord shall have the right to display on the Leased Premises the customary sign "For Rent" or "For Sale", and during such period Landlord may show the Leased Premises and all parts thereof to prospective tenants or purchasers during the hours that Tenant conducts its business.

     28.2. If Tenant shall not immediately surrender possession of the Leased Premises at the termination of this Lease, Tenant shall become a tenant from month to month, provided rent shall be paid to and accepted by Landlord, in advance, at double the rate of the rent payable hereunder just prior to the termination of this Lease; and Tenant hereby agrees that all obligations of Tenant and all rights of Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy.

29.  ACCORD  AND  SATISFACTION
     -------------------------

     No payment by Tenant or receipt by Landlord of a lesser amount than the rent or other sums payable hereunder by Tenant shall be deemed to be other than on account of the earliest stipulated rent or other sums payable hereunder, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment as rent and other sums payable hereunder by Tenant be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums payable hereunder by Tenant or pursue any other remedy provided in this Lease.

30.  MISCELLANEOUS  PROVISIONS
     -------------------------

     30.1 It is mutually agreed that any notice required or permitted by this Lease to be given by either party to the other may be either personally delivered or sent by registered mail properly addressed and prepaid, to the following addresses of the parties,

     To Landlord:     MARLBORO PLAZA, INC.
                      P.O. Box 1765
                      Easton, Maryland 21601
                      Attn:  E. Stephen Whelan

     To Tenant:       Easton Bank & Trust Company
                      __________________________
                      __________________________


unless another address shall have been substituted for such address by notice in writing given by Landlord to Tenant or given by Tenant to Landlord. The date of giving of such notice shall be the date of depositing the same in the mail
(which  may  be  evidenced  by  the  postmark)  or  date  of  personal delivery.

     30.2 No change or modification of this Lease shall be valid unless the same is in writing and signed by the parties. This Lease contains the entire agreement between the parties and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, expressed or implied between them other than herein set forth. This Lease is intended by the parties to be an integration of all prior or contemporaneous promises, agreements, conditions and undertakings between them.

     30.3. All references in this Lease to "the term of this Lease", "Lease term" or a phrase of similar context shall mean both the initial term and any renewal or extension term; and "rent" shall mean both the basic rent and the basic rent as adjusted.

     30.4. Nothing contained in this Lease shall be deemed or construed by the parties hereto, or by any third party, as creating a relationship of principal and agent, or a partnership or joint venture between the parties hereto, it being understood and agreed that nothing herein shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     30.5. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the balance of the provisions of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. If such invalidity is, in the sole determination of Landlord, essential to the rights of both parties, Landlord has the right to terminate this Lease on written notice to Tenant; and upon such termination, Tenant shall surrender possession of the Leased Premises to Landlord and the rent and other sums payable by either party hereunder shall be prorated on a per diem basis to the date of such termination and adjusted between Landlord and Tenant and, upon receipt of payment by the party due to be paid under such adjustment, this Lease shall terminate with no further obligations, rights or duties surviving between the parties hereto except as otherwise specifically provided for herein.

     30.6. This Lease and the terms and provisions hereof shall be construed and determined in accordance with the laws of Maryland.

     30.7. Whenever herein the singular number is used, the same shall include the plural and the neuter gender shall include the feminine and masculine genders.


     IN WITNESS WHEREOF, the parties hereto have respectfully signed and sealed these presents, the day and year first above written.

ATTEST:
                                   MARLBORO  PLAZA,  INC.

     /s/ Casey L. Morris           By:  /s/ E. Stephen Whelan            (SEAL)
--------------------------            --------------------------------
                                        E. Stephen Whelan, President

                                        Landlord

WITNESS/ATTEST:                    EASTON BANK AND TRUST COMPANY

                                   By:  /s/ Jeffrey N. Heflebower        (SEAL)
--------------------------            --------------------------------
                                        Tenant, Executive V.P.

STATE OF MARYLAND, COUNTY OF TALBOT, TO WIT:

     I HEREBY CERTIFY, that on this _________ day of ________ , 20, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared E. STEPHEN WHELAN, and acknowledged himself to be the President of MARLBORO PLAZA, INC., and that he as such President being authorized so to do, executed the foregoing Lease on behalf of Marlboro Plaza, Inc., Landlord, and acknowledged the Lease to be the act and deed of the Corporation.

     WITNESS my hand and Notarial Seal.

                                       -----------------------------------------
                                       Notary Public
My Commission Expires:

STATE OF MARYLAND, COUNTY OF _____________ , TO WIT:

     I HEREBY CERTIFY, that on this _________ day of ________ , 20, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared ______________ , who being by me duly sworn, says that he is the ______________ of Easton Bank and Trust Company, Tenant in the foregoing Lease, and that the seal affixed to the foregoing Lease is the corporate seal of the corporation, and that said Lease was signed and sealed by him/her on behalf of said corporation by its authority duly given, and he/she acknowledges the foregoing Lease to be the act and deed of said corporation.

     WITNESS my hand and Notarial Seal.

                                       -----------------------------------------
                                       Notary Public
My Commission Expires:

RULES AND REGULATIONS

TENANT  AGREES  AS  FOLLOWS:

     (1) All loading and unloading of goods shall be done only at such times, in the areas, and through the entrances, designated for such purposes by Landlord.

     (2) The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the Leased Premises.

     (3) All garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the Leased Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same.

     (4) No aerial shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

     (5) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Landlord.

     (6) Tenant shall keep the Leased Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

     (7) Tenant shall not place or permit any obstructions or merchandise in the parking area and other outside areas immediately adjoining the Leased Premises and shall assist in keeping such areas free from snow, ice, dirt and rubbish.

     (8) Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with the automobile license numbers assigned to Tenant's car or cars, and cars of Tenant's employees, within five (5) days after taking possession of the Leased Premises and shall thereafter notify Landlord of any changes within five (5) days after such changes occur. In the event that Tenant or its employees fail to park the cars in designated parking areas as aforesaid, then Landlord, at its option, shall charge Tenant Ten Dollars ($10.00) per day per car parked in any area other than those designated, as and for liquidated damage.

     (9) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

     (10) Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

     (11) Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises.

     (12) Tenant or Tenant's employees and agents shall not solicit business in the parking area or other common areas, nor shall Tenant distribute any handbills or other advertising matter in the automobiles parking in the parking area or in the other common areas.